SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                 FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR 12(g) OF THE
SECURITIES EXCHANGE ACT OF 1934


               Clip 'N Pierce Fashions, Inc.
             ----------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

  ------------------------------                      ------------------
 (State or Other Jurisdiction of                       I.R.S. Employer
  Incorporation or Organization)                       Idenification No.

   4190 Bonita Road #105, Bonita CA                           91902
  ---------------------------------------                 ----------
  (Address of Principal Executive Offices)                (ZIP Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), Check the following box X

Securities Act registration statement file number to which this form relates is 333-41206.

Securities to be registered pursuant to Section 12(g) of the Act.

COMMON STOCK



Item 1. Description fo Registrant's Securities to be Registered.

Information on this item is incorporated by reference to a SB-2 filing dated July 12, 2000.

Item 2. Exhibits.

None

                                  SIGNATURES

Pursuant to the requirements of Section 12 of the Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      CLIP 'N PIERCE FASHIONS, INC.


                                      BETTY N. MYERS
                                      ---------------
Date: 04/21/2002             By       BETTY N. MYERS, President



b) 11   Computation of per share earnings 09/30/2001

                          Clip 'N Pierce Fashions, Inc.
              Weighted Average Shares Outstanding
                               September 30, 2001

Weighted Average Shares       8,400,000

Net Loss                        $ 1,384

Net Loss Per Share               $0.00016